EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Supplement to Prospectus dated January 1, 2011

1. The following replaces "Fees and Expenses of the Fund" under "Fund Summary - Eaton Vance Worldwide Health Sciences Fund":

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 13 of this Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R

Management Fees(2)	1.27%	1.27%	1.27%	1.27%	1.27%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.83%	2.58%	2.58%	1.58%	2.08%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	Management Fees have been restated to reflect the terms of an Amended and Restated Investment Advisory Agreement, a new Management Agreement and a new Administration Agreement effective August 1, 2011 and assume that the new Index to be used for performance fee purposes was in place for the entire performance adjustment period. The restated performance fee adjustment would have increased the effective rate of the basic investment advisory fee of 0.48% by 0.20% for the most recent fiscal year ended August 31, 2010. See page 9 of the Fund’s Prospectus and item 3 of this supplement to the Prospectus for more information about the calculation of the performance fee adjustment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$750	$1,117	$1,508	$2,599	$750	$1,117	$1,508	$2,599
Class B shares	$761	$1,202	$1,570	$2,732	$261	$ 802	$1,370	$2,732
Class C shares	$361	$ 802	$1,370	$2,915	$261	$ 802	$1,370	$2,915
Class I shares	$161	$ 499	$ 860	$1,878	$161	$ 499	$ 860	$1,878
Class R shares	$211	$ 652	$1,119	$2,410	$211	$ 652	$1,119	$2,410

2.  The following replaces the table in "Performance" under "Fund Summary - Eaton Vance Worldwide Health Sciences Fund":

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Ten Years

Class A Return Before Taxes	3.55%	1.96%	6.79%
Class A Return After Taxes on Distributions	3.53%	0.96%	6.06%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.32%	1.58%	5.85%
Class B Return Before Taxes	4.12%	2.11%	6.62%
Class C Return Before Taxes	7.99%	2.39%	6.63%
Class I Return Before Taxes	10.01%	3.19%	7.43%
Class R Return Before Taxes	9.60%	2.93%	7.27%
MSCI World Health Care Index (reflects net dividends, which reflect the deduction of withholding taxes)	18.89%	3.16%	2.92%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	–0.95%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Class I and R performance shown above for the periods prior to October 1, 2009 and September 8, 2003 (commencement of operations for such class, respectively) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. The Fund’s primary benchmark has been changed to the MSCI World Health Care Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. Investors cannot invest directly in an Index. (Source for S&P 500 Index and MSCI World Health Care Index: Lipper, Inc. and MSCI, respectively. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved the data, and has no liability hereunder.) The Fund’s performance is compared to the performance of a domestic and a foreign index because it invests in domestic and foreign securities.

The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. In 2000, the Fund participated in certain initial public offerings. This performance is not typical and may not be repeated.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3.   The following replaces "Management" under "Management and Organization":

Management. OrbiMed Advisors LLC (“OrbiMed”), 767 3rd Avenue, New York, NY 10017 serves as investment adviser and manages the Portfolio investments. Eaton Vance Management (“Eaton Vance”), Two International Place, Boston, MA 02110, manages the Portfolio and serves as administrator to the Fund.

OrbiMed receives a monthly basic investment advisory fee equal to 0.50% annually of the Portfolio’s average daily net assets up to $500 million, 0.47% on average daily net assets of $500 million but less than $1 billion, 0.43% on average daily net assets of $1 billion but less than $1.5 billion, 0.40% on average daily net assets of $1.5 billion but less than $2 billion, 0.37% on average daily net assets of $2 billion but less than $2.5 billion, and 0.33% on average daily net assets of $2.5 billion and over. If the Portfolio invests in an affiliated money market fund or similar fund (for cash management purposes) that charges a management fee, then the portion of such fee allocable to the Portfolio will be credited against the Portfolio’s advisory fee. OrbiMed may receive a performance-based upward or downward adjustment to the basic investment advisory fee of up to 0.15% of the average daily net assets of the Portfolio depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period, except during the transition period (for the performance adjustment period commencing on August 1, 2011, the Index Return will be the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011). Prior to August 1, 2011, OrbiMed received a monthly basic investment advisory fee equal to 1.00% annually of the Portfolio’s average daily net assets up to $30 million, 0.90% on the next $20 million of net assets, 0.75% on average daily net assets of $50 million but less than $500 million, 0.70% on average daily net assets of $500 million but less than $1 billion, 0.65% on average daily net assets of $1 billion but less than $1.5 billion, 0.60% on average daily net assets of $1.5 billion but less than $2 billion, 0.55% on average daily net assets of $2 billion but less than $3 billion, and 0.50% on average daily net assets of $3 billion and over. In addition, OrbiMed had contractually agreed to reduce its advisory fee as follows: for average daily net assets of $2 billion but less than $2.5 billion, the advisory fee rate was 0.55%; and for average daily net assets of $2.5 billion and over, the advisory fee rate was 0.50%. Prior to August 1, 2011, OrbiMed received a performance-based upward or downward adjustment to the basic investment advisory fee of up to 0.25% of the average daily net assets of the Portfolio based upon its investment performance compared to the S&P 500 Index over specified periods. For the fiscal year ended August 31, 2010, the effective annual rate of the investment advisory fee, including the performance adjustment, based on average daily net assets of the Portfolio, was 1.06%. The fee table on page 9 of the Prospectus has been restated to reflect the terms of the Amended and Restated Investment Advisory Agreement effective August 1, 2011. Prior to August 1, 2011, OrbiMed paid Eaton Vance Distributors, Inc. ("EVD") one-third of its advisory fee receipts from its own resources for EVD’s activities as Portfolio placement agent.

The Fund’s annual shareholder report provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement.

The Portfolio is managed by a portfolio management team lead by Samuel D. Isaly, who has been the portfolio manager of the Portfolio since it commenced operations and of the Portfolio’s predecessor entities since 1989. He has been President of the Portfolio since October 2002. He is the founder and Managing Member of OrbiMed and has been employed by OrbiMed (and its predecessor) for more than 5 years. OrbiMed is an investment advisory firm registered with the Securities and Exchange Commission. The members of his portfolio management team are as follows:

Sven H. Borho, CFA, is a founding Member of OrbiMed and a portfolio manager for OrbiMed’s public equity funds and heads the firm’s trading efforts. Mr. Borho has been employed by OrbiMed (and its predecessor) for more than five years.

Geoffrey C. Hsu, CFA, is a Member of and biotechnology analyst at OrbiMed and joined the portfolio management team in January 2005. Mr. Hsu has been employed by OrbiMed (and its predecessor) for more than five years.

Richard D. Klemm, Ph.D. CFA, is a biotechnology analyst at OrbiMed and joined the portfolio management team in January 2005.  Mr. Klemm has been employed by OrbiMed (and its predecessor) for more than five years.

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Trevor M. Polischuk, Ph.D., is an analyst covering the major global pharmaceutical industry at OrbiMed and joined the portfolio management team in January 2005. Mr. Polischuk has been employed by OrbiMed (and its predecessor) for more than five years.

The Statement of Additional Information provides additional information about the investment management team, including information about compensation, other accounts managed by the team members, and each team member’s ownership of Fund shares.

Eaton Vance is responsible for the administration, compliance and oversight of the Portfolio and provides administrative services to the Fund. For these services, Eaton Vance receives a monthly fee from the Portfolio and Fund equal to 0.375% and 0.25% annually of average daily net assets up to $500 million, respectively. These fees decline at asset levels of $500 million and above. Prior to August 1, 2011, Eaton Vance managed the business affairs of the Fund and administered the business affairs of the Portfolio under agreements that had different fee rates. For the fiscal year ended August 31, 2010, the management fees were equivalent to 0.24% of the average daily net assets of the Fund and administration fees were equivalent to 0.21% of the average daily net assets of the Portfolio. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $200 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

August 1, 2011	5260-8/11	HSPS1

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EATON VANCE WORLDWIDE HEALTH SCIENCES FUND Supplement to Statement of Additional Information dated January 1, 2011

1. The following replaces the third paragraph in "Investment Advisory Services." under "Investment Advisory and Administrative Services":

Effective August 1, 2011, the performance fee adjustment to the basic investment advisory fee of the Portfolio is as follows: The basic advisory fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over the same period, except during the transition period. The transition period commences on August 1, 2011 and will be the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011. Each percentage point difference is multiplied by a performance adjustment rate of 0.015%. The maximum adjustment is plus/minus 0.15%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Portfolio over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months. Portfolio performance shall be measured by total return as computed under Rule 482 under the 1933 Act.

Prior to August 1, 2011, the maximum adjustment was plus/minus 0.25% and the performance of the Portfolio was measured against the performance of the S&P 500 Index over the same period.

2.  The following replaces "Administrative Services" under "Investment Advisory and Administrative Services":

Administrative Services. Eaton Vance is responsible for the administration, compliance and oversight of the Portfolio and provides administrative services to the Fund. Under Eaton Vance’s Management Agreement with the Portfolio and its Administrative Services Agreement with the Fund, Eaton Vance receives a monthly management fee from the Portfolio and a monthly administration fee from the Fund. Effective August 1, 2011, the management fee paid by the Portfolio is as follows:

Category	Average Daily Net Assets	Annual Fee Rate
1	Up to $500 million	0.375%
2	$500 million but less than $1 billion	0.340%
3	$1 billion but less than $1.5 billion	0.310%
4	$1.5 billion but less than $2 billion	0.275%
5	$2 billion but less than $2.5 billion	0.240%
6	$2.5 billion and over	0.210%

Effective August 1, 2011, the administration fee paid by the Fund is as follows:

Category	Average Daily Net Assets	Annual Fee Rate
1	less than $500 million	0.25%
2	$500 million but less than $1 billion	0.23%
3	$1 billion but less than $1.5 billion	0.21%
4	$1.5 billion but less than $2 billion	0.20%
5	$2 billion but less than $2.5 billion	0.18%
6	$2.5 billion and over	0.16%

Prior to August 1, 2011, Eaton Vance managed the business affairs of the Fund and administered the business affairs of the Portfolio. Under Eaton Vance’s Management Contract with the Fund and its Administration Agreement with the Portfolio, Eaton Vance received a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Effective March 15, 2004, Eaton Vance agreed to reduce the management fee it charged the Fund and the administration fee that it charged the Portfolio. Each fee was computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio, as the case may be, throughout the month in each Category as indicated below:

Category	Average Daily Net Assets for the Month	Annual Fee Rate
1	less than $500 million	0.25000%
2	$500 million but less than $1 billion	0.23333%
3	$1 billion but less than $1.5 billion	0.21667%
4	$1.5 billion but less than $2 billion	0.20000%
5	$2 billion but less than $2.5 billion	0.18333%
6	$2.5 billion and over	0.16667%

Effective March 28, 2005, Eaton Vance agreed to reduce the monthly administration fee it charged the Portfolio. The fee was computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:

Category	Average Daily Net Assets for the Month	Annual Fee Rate
1	less than $500 million	0.22500%
2	$500 million but less than $1 billion	0.20833%
3	$1 billion but less than $1.5 billion	0.19167%
4	$1.5 billion but less than $2 billion	0.17500%
5	$2 billion but less than $2.5 billion	0.15833%
6	$2.5 billion and over	0.14167%

As of August 31, 2010, the Portfolio had net assets of $1,048,272,585. For the fiscal years ended August 31, 2010, 2009 and 2008, the net administration fee, including fee reductions, was $2,431,496, $2,670,933 and $3,409,559, respectively, which was equivalent to 0.21%, 0.21% and 0.21%, respectively, of average daily net assets.

As of August 31, 2010, the Fund had net assets of $1,045,118,941. For the fiscal years ended August 31, 2010, 2009 and 2008, Eaton Vance earned management fees of $2,711,124, $2,980,887 and $3,816,186, respectively, equivalent to 0.24%, 0.24% and 0.23%, respectively, of the Fund’s average daily net assets for each year.

Eaton Vance’s Management Agreement with the Portfolio and Administrative Services Agreement with the Fund each continue in effect from year to year so long as such continuance is approved at least annually (i) by the Trustees of the Portfolio or the Trust as the case may be and (ii) by the vote of a majority of those Trustees of the Portfolio or the Trust who are not interested persons of the Portfolio, Trust or of the Administrator. Each agreement may be terminated at any time without penalty on sixty day’s written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Portfolio or the Fund as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Portfolio or Fund under such contract or agreement, Eaton Vance will not be liable to the Portfolio or the Fund for any loss incurred.

August 1, 2011

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